UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 614-921-8170

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting of Stockholders

On June 15, 2021, Intellinetics, Inc., a Nevada corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). A total of 2,823,072 shares of Common Stock, par value $.001 per share, were issued and outstanding on April 27, 2021, the record date for the 2021 Annual Meeting, and were entitled to vote thereat, of which 2,206,186 shares were present, in person or by proxy, thus constituting a quorum at the 2021 Annual Meeting.

Set forth below are the voting results on each of the three proposals submitted to and voted upon by the stockholders at the 2021 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2021 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his or her successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
James F. DeSocio	1,312,368	50,060	843,758
Matthew L. Chretien	1,312,368	50,060	843,758
Rye D’Orazio	1,312,368	50,060	843,758
Robert C. Schroeder	1,362,368	60	843,758
Sophie Pibouin	1,362,368	60	843,758
Roger Kahn	1,354,868	7,560	843,758

Proposal 2:	Approval of Plan Amendment

The Plan Amendment to the 2015 Intellinetics, Inc. Equity Incentive Plan including an increase in the number of shares of stock authorized for issuance under the plan by 300,000 shares to a total of 500,000 shares is duly adopted and approved, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
1,336,820	25,235	373	843,758

Proposal 3:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, by the vote set forth below:

For	Against	Abstain
2,203,368	0	2,818

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: June 21, 2021